UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2016

Ohr Pharmaceutical, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-88480	46-5622433
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

800 Third Avenue, 11th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 682-8452
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ohr Pharmaceutical, Inc., a Delaware corporation (the “Company”), held its 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) on March 17, 2016. At the 2016 Annual Meeting, the Company’s stockholders, on the recommendation of the Company’s board of directors (the “Board”), approved the Ohr Pharmaceutical, Inc. 2016 Consolidated Stock Incentive Plan (the “Plan”), in accordance with the voting results set forth for Proposal 2 below under Item 5.07 to this Current Report on Form 8-K. The Board approved the Plan on January 7, 2016, subject to approval by the Company’s stockholders.

A description of the Plan and its principal terms and conditions and the types of awards contemplated thereunder are set forth under the heading “Proposal 2: The Ohr Pharmaceutical, Inc. 2016 Consolidated Stock Incentive Plan” of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 29, 2016 (the “2016 Proxy Statement”), which description is incorporated by reference into this Item 5.02 to this Current Report on Form 8-K. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of the Company’s stockholders at the 2016 Annual Meeting of Stockholders held on March 17, 2016.

Proposal 1.  A proposal to elect two class III directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are elected and qualified or until death, resignation or removal. The nominees, Ira Greenstein and Orin Hirschman, were elected to serve as class III directors. The results of the voting were as follows:

Nominees	Votes For	Withheld	Broker Non-Votes
Ira Greenstein	8,461,620	762,102	15,647,156
Orin Hirschman	8,538,665	685,057	15,647,156

Proposal 2. A proposal to approve the Ohr Pharmaceutical, Inc. 2016 Consolidated Stock Incentive Plan. The proposal was approved and results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
8,934,340	249,892	39,490	15,647,156

Proposal 3. A proposal to ratify the selection of MaloneBailey, LLP as the Company’s independent auditors for the 2016 fiscal year. The proposal was ratified and the results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
24,723,657	119,338	27,883	0

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits:

10.1  Ohr Pharmaceutical, Inc. 2016 Consolidated Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHR PHARMACEUTICAL, INC
(Registrant)

Date: March 21, 2016	By:	/s/ Sam Backenroth
Sam Backenroth Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Ohr Pharmaceutical, Inc. 2016 Consolidated Stock Incentive Plan.